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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15 (d) of the Securities and Exchange Act of 1934

                          Date of Report: June 25, 1999

                        IMAGYN MEDICAL TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE

                 (State or other jurisdiction of incorporation)

               1-111150                                 98-0122944

             (Commission                                 (IRS Employer
             file number)                             Identification Number)

                            5 CIVIC PLAZA, SUITE 100
                         NEWPORT BEACH, CALIFORNIA 92660

               (Address of principal executive offices) (zip code)

                                 (949) 720-8800
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

               The information set forth in the Registrant's news release dated June 25, 1999 relating to the filing of the Plan of Reorganization made in connection with the May 18, 1999 petition for reorganization under Chapter 11 is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)     Exhibits

               99.1 Text of Press Release dated June 25, 1999.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Imagyn Medical Technologies, Inc.

Date:  June 29, 1999                    By  /s/  Michael A. Montevideo
                                        ------------------------------------
                                        Michael A. Montevideo
                                        Senior Vice President and
                                        Chief Financial Officer
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                                 EXHIBIT INDEX



EXHIBIT
  NO.               DESCRIPTION
--------            -----------
  99.1              Text of Press Release dated June 25, 1999.